Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Amendment No. 2, dated as of August 20, 2010 (this “Amendment” or this “Amendment No. 2”), to the Credit Agreement, dated as of October 30, 2009 (as amended by that certain Amendment No. 1, dated as of December 16, 2009, the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda (the “Parent Guarantor”), WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand-Duchy of Luxembourg, having a share capital of EUR 20.000, having its registered office at 67, rue Ermesinde, L-1469 Luxembourg and registered with the Luxembourg trade and companies register under number B145.883 (the “Luxco Borrower”), Warner Chilcott Corporation, a Delaware corporation (the “US Borrower”), Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico (the “PR Borrower”), each lender from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Parent has advised that it wishes to make a one-time dividend payment in an amount not to exceed $8.50 per share (the “Dividend Payment”),

WHEREAS, the Parent has further advised of its intention to cause certain of its Subsidiaries to borrow the New Term Loans and to issue Senior Notes (each as defined in Section 1 below) in an aggregate principal amount not to exceed $2,250,000,000, the proceeds of which will be used to make the Dividend Payment and pay fees and expenses incurred in connection with the Dividend Payment and the financing therefor,

WHEREAS, the Parent has requested that the Credit Agreement be amended to reflect the New Term Loans, to permit the Dividend Payment and the issuance of the Senior Notes, and to make certain other changes reflected herein,

WHEREAS, (a) each financial institution executing this Amendment No. 2 as a “Term A-1 Lender” has agreed, on the terms and conditions set forth herein, to extend Term A-1 Loans in the amount set forth opposite such Term A-1 Lender’s name under the heading “Term A-1 Commitment” on Schedule 2.01B and to become a Term A-1 Lender for all purposes under the Credit Agreement as amended hereby, (b) each financial institution executing this Amendment as a “Term B-3 Lender” has agreed, on the terms and conditions set forth herein, to extend Term B-3 Loans in the amount set forth opposite such Term B-3 Lender’s name under the heading “Term B-3 Commitment” on Schedule 2.01B hereto and to become a Term B-3 Lender for all purposes under the Credit Agreement, (c) each financial institution executing this Amendment as a “Term B-4 Lender” has agreed, on the terms and conditions set forth herein, to extend Term B-4 Loans in the amount set forth opposite such Term B-4 Lender’s name under the heading “Term B-4 Commitment” on Schedule 2.01B hereto and to become a Term B-4 Lender for all purposes under the Credit Agreement and (d) each Lender executing this Amendment No. 2 as an “Existing Lender” has agreed to amend the Credit Agreement to effect the changes described herein, in each case on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 dated as of August 20, 2010 to this Agreement.

“Amendment No. 2 Effective Date” means August 20, 2010.

“Amendment No. 2 Co-Documentation Agents” means, Goldman Sachs Lending Partners LLC, RBC Capital Markets and DnB NOR Bank, ASA, each as a Co-Documentation Agent under this Agreement.

“Amendment No. 2 Co-Lead Arrangers” means Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and UBS Securities LLC.

“Amendment No. 2 Co-Syndication Agents” means J.P. Morgan Securities Inc. and Banc of America Securities LLC.

“Amendment No. 2 Lead Arrangers” means J.P. Morgan Securities Inc., Banc of America Securities LLC and Goldman Sachs Lending Partners LLC.

“Existing Term Loans” means the Term Loans other than the Term A-1 Loans, the Term B-3 Loans and Term B-4 Loans.

“New Term Lenders” means Term A-1 Lenders, Term B-3 Lenders and Term B-4 Lenders.

“New Term Loan Commitment” means a Term A-1 Commitment, a Term B-3 Commitment or a Term B-4 Commitment, as the context may require.

“New Term Loan Facility” means the Term A-1 Loan Facility, the Term B-3 Loan Facility or Term B-4 Loan Facility, as the context may require.

“New Term Loan Funding Date” means the date on or after the Amendment No. 2 Effective Date and on or prior to August 20, 2010 on which the New Term Loans are funded.

“New Term Loans” means Term A-1 Loans, Term B-3 Loans and Term B-4 Loans, as the context may require.

“Senior Notes” means senior unsecured notes issued by a subsidiary of the Parent Guarantor in an aggregate principal amount not to exceed $2,250,000,000 less the aggregate principal amount of the New Term Loans.

“Term A-1 Commitment” means, as to each Term A-1 Lender, its obligation to make a Term A-1 Loan to Luxco Borrower pursuant to Section 2.01(a)(vi)(A) in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B under the caption “Term A-1 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term A-1 Commitments as of the Amendment No. 2 Effective Date is $480,000,000.

“Term A-1 Lender” means, at any time, any Lender that has a Term A-1 Commitment or a Term A-1 Loan at such time.

“Term A-1 Loan Facility” means the facility providing for the Borrowing of Term A-1 Loans.

“Term A-1 Loans” has the meaning set forth in Section 2.01(a)(vi)(A).

“Term B-3 Commitment” means, as to each Term B-3 Lender, its obligation to make a Term B-3 Loan to Luxco Borrower pursuant to Section 2.01(a)(vi)(B) in an aggregate amount not to exceed the amount set forth opposite such Term B-3 Lender’s name on Schedule 2.01B under the caption “Term B-3 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term B-3 Commitments as of the Amendment No. 2 Effective Date is $770,000,000.

“Term B-3 Lender” means, at any time, any Lender that has a Term B-3 Commitment or a Term B-3 Loan at such time.

“Term B-3 Loan Facility” means the facility providing for the Borrowing of Term B-3 Loans.

“Term B-3 Loans” has the meaning set forth in Section 2.01(a)(vi)(B).

“Term B-4 Commitment” means, as to each Term B-4 Lender, its obligation to make a Term B-4 Loan to PR Borrower pursuant to Section 2.01(a)(vi)(C) in an aggregate amount not to exceed the amount set forth opposite such Term B-4 Lender’s name on Schedule 2.01B under the caption “Term B-4 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term B-4 Commitments as of the Amendment No. 2 Effective Date is $250,000,000.

“Term B-4 Lender” means, at any time, any Lender that has a Term B-4 Commitment or a Term B-4 Loan at such time.

“Term B-4 Loan Facility” means the facility providing for the Borrowing of Term B-4 Loans.

“Term B-4 Loans” has the meaning set forth in Section 2.01(a)(vi)(C).

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in their entirety the definitions of “Agents”, “Class”, “Eurodollar Rate”, “Loan Documents,” “Maturity Date”, “Pro Forma Basis”, “Pro Forma Compliance”, “Pro Forma Effect”, “Term Commitment”, “Term Loan Facility” and “Term Loan” to read, respectively, as follows:

“Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Amendment No. 2 Co-Documentation Agents, the Amendment No. 2 Co-Syndication Agents, each Documentation Agent and the Supplemental Administrative Agents (if any).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, Term A Lenders, Term B-1 Lenders, Term B-2 Lenders, Delayed Draw Term Lenders, Additional Term Loan Lenders, Term A-1 Lenders, Term B-3 Lenders or Term B-4 Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Term A Commitments, Term B-1 Commitments, Term B-2 Commitments, Delayed Draw Term Commitments, Additional Term Loan Commitments, Term A-1 Commitments, Term B-3 Commitments or Term B-4 Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Term A Loans, Term B-1 Loans, Term B-2 Loans, Delayed Draw Term Loans, Additional Term Loans, Term A-1 Loans, Term B-3 Loans or Term B-4 Loans.

“Eurodollar Rate” means, for any Interest Period with respect to any Eurodollar Rate Loan, the greater of: (a) (i) 2.25% per annum, with respect to Revolving Loans and Existing Term Loans and (ii) 2.25% per annum with respect to Term B-3 Loans and Term B-4 Loans, and (b) (i) the rate per annum equal to the rate appearing on Reuters Page LIBOR01 (or any successor or substitute page of such Reuters service, or if the Reuters service ceases to be available, any successor to or substitute for such service providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time in consultation with the Borrowers, for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London interbank market) for delivery on the first day of such Interest Period with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or (ii) if the rate referenced in the preceding clause (i) is not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in

Dollars for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by the Administrative Agent and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two (2) Business Days prior to the first day of such Interest Period.

“Loan Documents” means, collectively, (a) this Agreement, (b) Amendment No. 1, (c) Amendment No. 2, (d) the Notes, (e) the Guaranty, (f) the Collateral Documents, (g) the German Security Documents and (h) each Letter of Credit Application.

“Maturity Date” means (a) with respect to the Revolving Credit Facility and the Term A Loan Facility, the date that is five years after the Closing Date, (b) with respect to the Term B Loan Facility, the date that is five years and six months after the Closing Date, (c) with respect to the Term A-1 Loan Facility, the date that is four years after the New Term Loan Funding Date and (d) with respect to the Term B-3 Loan Facility and the Term B-4 Loan Facility, the date that is five years and six months after the New Term Loan Funding Date.

“Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” means, for purposes of calculating compliance with each of the financial covenants set forth in Section 7.10 in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (I) in the case of a Disposition of all or substantially all the assets of or all the Equity Interests of any Subsidiary of such Person or of any division or product line of such Person or any of its Subsidiaries, shall be excluded, and (II) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness, and (c) any Indebtedness incurred or assumed by the Parent Guarantor or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the foregoing pro forma adjustments may be applied to the financial covenants set forth in Section 7.10 solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events that are (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Parent Guarantor and its Restricted Subsidiaries and (z) factually supportable. For purposes of calculating Pro Forma Compliance with the financial covenants set forth in Section 7.10 in respect of any determination that occurs at any time (a) prior to (1) March 31, 2010, in the case of the financial covenants set forth in Section 7.10(a) or (2) June 30, 2010, in the case of the financial covenants set forth in Section 7.10(b) the applicable ratios that apply beginning with the fiscal quarter ending March 31, 2010 or June 30, 2010, as the case may be, shall be deemed to apply as at the relevant date of determination or (b) on or after the Amendment No. 2 Effective Date and prior to the date of delivery of financial statements pursuant to Section 6.01(b)

for the fiscal quarter ended September 30, 2010, in the case of the financial covenants set forth in both Sections 7.10(a) and 7.10(b) the applicable ratios that apply beginning with the fiscal quarter ending September 30, 2010 shall be deemed to apply as at the relevant date of determination.

“Term Commitment” means a Term A Commitment, a Term A-1 Commitment, a Term B Commitment, a Term B-3 Commitment, a Term B-4 Commitment or a Delayed Draw Term Commitment, as the context may require.

“Term Loan Facility” means the Term A Loan Facility, the Term A-1 Loan Facility, the Term B Loan Facility, the Term B-3 Loan Facility, the Term B-4 Facility or the Delayed Draw Term Loan Facility, as the context may require.

“Term Loans” means Term A Loans, Term A-1 Loans, Term B Loans, Term B-3 Loans, Term B-4 Loans or Delayed Draw Term Loans, as the context may require.

(c) Clauses (a), (b) and (d) of the definition of “Applicable Rate” are hereby deleted and replaced with the following:

“(a) (i) with respect to Term A Loans (A) for Eurodollar Rate Loans, 3.75% and (B) for Base Rate Loans, 2.75% and (ii) with respect to Term A-1 Loans (A) for Eurodollar Rate Loans, 4.25% and (B) for Base Rate Loans, 3.25%;

(b) (i) with respect to Term B Loans and Additional Term Loans (A) for Eurodollar Rate Loans, 4.00% and (B) for Base Rate Loans, 3.00% and (ii) with respect to Term B-3 Loans and Term B-4 Loans (A) for Eurodollar Rate Loans, 4.25% and (B) for Base Rate Loans, 3.25%;

(d) with respect to the Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees, (i) for Eurodollar Rate Loans, 3.75%, (ii) for Base Rate Loans, 2.75%, (iii) for Letter of Credit fees, 3.75% and (iv) for Revolving Credit Commitment Fees, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02:

Revolving Credit Commitment Fee Rate
Pricing Level	Leverage Ratio	Revolving Credit Commitment Fee Rate
1	≥ 2.0	0.750%
2	> 1.5 but < 2.0	0.625%
3	≤ 1.5	0.500%

(d) Section 2.01(a) of the Credit Agreement is hereby amended by adding the following clause (vi) to such Section:

“(vi) (A) each Term A-1 Lender severally agrees to make Term A-1 Loans to the Luxco Borrower on the New Term Loan Funding Date in an amount in Dollars equal to such Term A-1 Lender’s Term A-1 Commitment (the “Term A-1 Loans”).

(B) each Term B-3 Lender severally agrees to make Term B-3 Loans to the Luxco Borrower on the New Term Loan Funding Date in an amount in Dollars equal to such Term B-3 Lender’s Term B-3 Commitment (the “Term B-3 Loans”).

(C) each Term B-4 Lender severally agrees to make Term B-4 Loans to the PR Borrower on the New Term Loan Funding Date in an amount in Dollars equal to such Term B-4 Lender’s Term B-4 Commitment (the “Term B-4 Loans”).

(D) Upon the Amendment No. 2 Effective Date, except as expressly set forth herein, the Term A-1 Loans, the Term B-3 Loans and the Term B-4 Loans shall have the same terms as the Term Loans, in each case as modified by Amendment No. 2. For the avoidance of doubt, the New Term Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” hereunder and under the other Loan Documents and shall have the same rights and obligations hereunder and under the other Loan Documents as the other Term Loans (except as expressly set forth herein).”

(e) Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Optional. (i) Any Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans made to such Borrower, in each case, in whole or in part without premium or penalty, subject to Section 2.05(a)(iv); provided that (A) such notice must be received by the Administrative Agent not later than 12:00 p.m. (noon), (1) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the Loans pursuant to this Section 2.05(a) shall be applied among the Facilities in such amounts and, in the case of the Term Loan Facilities, in such order of maturity, as the relevant Borrower may direct in its sole discretion. Other than as set forth in Section 10.07(k), each prepayment made by a Borrower in respect of a particular Facility shall be paid to the Administrative Agent for the account of (and to be promptly disbursed to) the Appropriate Lenders in accordance with their respective Pro Rata Shares.

(ii) Any Revolving Credit Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 p.m. (noon) on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

(iii) Notwithstanding anything to the contrary contained in this Agreement, any relevant Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or Section 2.05(a)(ii) if such prepayment would have resulted from a refinancing of all of the Facilities, which refinancing shall not be consummated or shall otherwise be delayed.

(iv) In the event that, prior to the first anniversary of the New Term Loan Funding Date, there shall occur any amendment, amendment and restatement or other modification of this Agreement that reduces the Applicable Rate with respect to any Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans or any prepayment or refinancing of any Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans in whole or in part with proceeds of Indebtedness having lower applicable total yield (after giving effect to any premiums paid on such Indebtedness) than the applicable total yield for the relevant Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans as of the New Term Loan Funding Date, each such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to 1.00% of the outstanding principal amount subject thereto, if such amendment, amendment and restatement, modification, prepayment or refinancing, as the case may be, occurs prior to the first anniversary of the New Term Loan Funding Date. As a condition to effectiveness of any required assignment by any Non-Consenting Lender of its Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans pursuant to Section 3.07 in respect of any amendment, amendment and restatement or modification to this Agreement effective prior to the first anniversary of the New Term Loan Funding Date that has the effect of reducing the Applicable Rate for any Term Loans from the Applicable Rate in effect on the New Term Loan Funding Date, the relevant Borrower shall pay to such Non-Consenting Lender of Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans a premium or fee equal to the premium or fee that would apply pursuant to the preceding sentence if such Non-Consenting Lender’s Term A Loans, Term B-1 Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans being assigned were being prepaid and subject to the premium or fee set forth in the immediately preceding sentence.”.

(f) Section 2.06(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Mandatory. (i) The Term Commitment (other than the Additional Term Loan Commitment and the New Term Loan Commitments) of each Term Lender (other than the Additional Term Loan Lenders and the New Term Loan Commitments) shall be automatically and permanently reduced to $0 at 5:00 p.m. on the Closing Date upon funding the Term Loans (other than the Additional Term Loans and the New Term Loan Commitments).”.

(g) Section 2.06(a) of the Credit Agreement is hereby amended by adding a new clause (vi) to read as follows:

“(vi) The New Term Loan Commitment of each New Term Lender shall be automatically and permanently reduced to $0 on the New Term Loan Funding Date on the making of the New Term Loans hereunder.”.

(h) Section 2.07(a)(i) of the Credit Agreement is hereby amended by adding a new clause (y) to read as follows:

“(y) The Luxco Borrower shall, on the dates set forth below, repay to the Administrative Agent for the ratable account of the Term A-1 Lenders, the percentage set forth below of the initial aggregate principal amount of all Term A-1 Loans (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Term A-1 Loan Principal Amortization Payment Percentage
December 31, 2010	2.50%
March 31, 2011	2.50%
June 30, 2011	2.50%

September 30, 2011	2.50%
December 31, 2011	2.50%
March 31, 2012	2.50%
June 30, 2012	2.50%

September 30, 2012	2.50%
December 31, 2012	3.75%
March 31, 2013	3.75%
June 30, 2013	3.75%

September 30, 2013	3.75%
December 31, 2013	16.25%
March 31, 2014	16.25%
June 30, 2014	16.25%
Maturity Date	16.25%

(i) Section 2.07(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) (v)(I) The US Borrower shall, on the last Business Day of each March, June, September and December, commencing with the last Business Day of March, 2010 and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-1 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-1 Lenders, 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date and (II) the PR Borrower shall, on the last Business Day of each March, June, September and December, commencing with the last Business Day of March, 2010 and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-2 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-2 Lenders, 0.25% of the aggregate principal amount of all Term B-2 Loans outstanding on the Closing Date; (w) the PR Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the Delayed Draw Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Delayed Draw Term Loan Facility, repay to the Administrative Agent for the ratable account of the Delayed Draw Term Lenders, 0.25% of the aggregate principal amount of the Delayed Draw Term Loans funded on the Delayed Draw Funding Date; (x) the US Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the Additional Term Loan Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Additional Term Loan Facility, repay to the Administrative Agent for the ratable account of the Additional Term Loans Lenders, 0.25% of the aggregate principal amount of the Additional Term Loans funded on the Additional Term Loan Funding Date; (y) the Luxco Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the New Term Loan Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-3 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-3 Lenders, as applicable, 0.25% of the aggregate principal amount of the Term B-3 Loans funded on the New Term Loan Funding Date; and (z) the PR Borrower shall, on the last Business Day of each March, June, September and December, commencing with the first such date occurring at least one full fiscal quarter after the New Term Loan Funding Date and ending with the last Business Day of the fiscal quarter preceding the Maturity Date for the Term B-4 Loan Facility, repay to the Administrative Agent for the ratable account of the Term B-4 Lenders, 0.25% of the aggregate principal amount of the Term B-4 Loans funded on the New Term Loan Funding Date (which installments in the case of clauses (v), (w), (x), (y) and (z) above shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05);

provided that the final principal repayment installment of the Term Loans of each Class shall be repaid on the Maturity Date of the applicable Term Loan Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans of such Class outstanding on such date.”.

(j) Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Funding Fee. (i) The PR Borrower agrees to pay (w) on the Closing Date to each Term A Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term A Loan, a funding fee (the “Term A Closing Date Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term A Loans funded on the Closing Date, (x) on the Closing Date to each Term B-2 Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term B-2 Loan, a funding fee (the “Term B-2 Closing Date Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term B-2 Loans funded on the Closing Date and (y) with respect to each Delayed Draw Term Loan, if any, made on the Delayed Draw Funding Date in accordance with Section 2.01 hereof, to each Delayed Draw Term Lender on the date such Delayed Draw Term Loan is made, as fee compensation for the funding of such Lender’s Delayed Draw Term Loan, a funding fee (the “Delayed Draw Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term Loans funded on such date and (ii) the US Borrower agrees to pay (x) on the Closing Date to each Term B-1 Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lender’s Term B-1 Loan, a funding fee (the “Term B-1 Closing Date Funding Fee” and, together with the Term A Closing Date Funding Fee and the Term B-2 Closing Date Funding Fee, the “Closing Date Funding Fees”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Term B-1 Loans funded on the Closing Date and (y) with respect to each Additional Term Loan, if any, made on the Additional Term Loan Funding Date in accordance with Section 2.01 hereof, to each Additional Term Loan Lender on the date such Additional Term Loan is made, as fee compensation for the funding of such Lender’s Additional Term Loan, a funding fee (the “Additional Term Loan Funding Fee”) in an amount equal to 0.375% of the stated principal amount of such Lender’s Term Loans funded on such date, (iii) the Luxco Borrower agrees to pay, with respect to each Term A-1 Loan, if any, made on the New Term Loan Funding Date in accordance with Section 2.01 hereof, to each Term A-1 Lender on the date such Term A-1 Loan is made, as fee compensation for the funding of such Lender’s Term A-1 Loan, a funding fee (the “Term A-1 Loan Funding Fee”) in an amount equal to 1.25% of the stated principal amount of such Lender’s New Term Loans funded on such date if such Term A-1 Lender’s Term A-1 Commitment is equal to or greater than $25,000,000, otherwise an amount equal to 1.00% on the stated principal amount of such Lender’s New Term Loans funded on such date, (iv) the Luxco Borrower agrees to pay, with respect to each Term B-3 Loan, if any, made on the New Term Loan Funding Date in accordance with Section 2.01 hereof, to each Term B-3 Lender on the date such Term B-3 Loan is made, as fee compensation for the funding of such Lender’s Term B-3 Loan, a funding fee (the “Term B-3 Loan Funding Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s New Term Loans funded on such date and (v) the PR Borrower agrees to pay, with respect to each Term B-4 Loan, if any, made on the New Term Loan Funding Date in accordance with Section 2.01 hereof, to each Term B-4 Lender on the date such Term B-4 Loan is made, as fee compensation for the funding of such Lender’s Term B-4 Loan, a funding fee (the “Term B-4 Loan Funding Fee” and, together with the Closing Date Funding Fees, the Delayed Draw Funding Fee, the Additional Term Loan Funding Fee, the Term A-1 Loan Funding Fee and the Term B-3 Loan Funding Fee, the “Funding Fees”) in an amount equal to 1.00% of the stated principal amount of such Lender’s New Term Loans funded on such date. The Closing Date Funding Fees will be in all respects fully earned, due and payable on the Closing Date and, non-refundable and non-creditable thereafter and the Closing Date Funding Fees shall be netted against Loans made by such Lender on the Closing Date. The Delayed Draw Funding Fees will be in all respects fully earned, due and payable on the Delayed Draw Funding Date and, non-refundable and non-creditable thereafter and the Delayed Draw Funding Fees shall be netted against Loans made by such Lender on the Delayed Draw Funding Date. The Additional Term Loan Funding Fees will be in all respects fully earned, due and payable on the Additional Term Loan Funding Date and, non-refundable and non-creditable thereafter and the Additional Term Loan Funding Fees shall be netted against Loans made by such Lender on the Additional Term Loan Funding Date. The Term A-1 Loan Funding Fees, Term Loan B-3 Funding Fees and Term Loan B-4 Funding Fees will be in all respects fully earned, due and payable on the New Term Loan Funding Date and non-refundable and non-creditable thereafter and the Term A-1 Loan Funding Fees, Term Loan B-3 Funding Fees and Term Loan B-4 Funding Fees shall be netted against Loans made by such Lender on the New Term Loan Funding Date”.

(k) Article IV of the Credit Agreement is hereby amended by adding a new Section 4.05 to read as follows:

“Section 4.05 Conditions Precedent to New Term Loan Borrowings. The obligation of each New Term Lender to honor a Request for Credit Extension relating to the making of the New Term Loans hereunder on the New Term Loan Funding Date is subject to satisfaction of the following conditions precedent:

(a) The representations and warranties of each Borrower and each other Loan Party contained in Article 5 or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) that for purposes of this Section 4.05, the representations and warranties contained in Section 5.05(a) and Section 5.05(d) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and Section 6.01(b) and, in the case of the financial statements furnished pursuant to Section 6.01(b), the representations contained in Section 5.05(a), as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) The Administrative Agent shall have received evidence that the offering of the Senior Notes shall have been consummated, or substantially simultaneously with the initial borrowing hereunder shall be consummated.

(e) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified:

(i) an opinion of each of (A) Davis Polk & Wardwell LLP, special New York counsel to the Loan Parties, (B) Appleby, Bermuda counsel to the Loan Parties, (C) O’Neill & Borges, special Puerto Rican counsel to the Loan Parties and (D) Allen & Overy, special Luxembourg counsel to the Lenders, and (E) opinions with respect to the collateral and guarantees provided on the Closing Date and listed on Schedule 4.05B, each addressed to each Agent and each Lender and each in customary form;

(ii) such customary documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing (where applicable) and qualified to engage in business in its jurisdiction of organization;

(iii) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iv) the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Material Real Property located in the United States or Puerto Rico (and with respect to any such facility that is located within a special flood zone (y) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each applicable Guarantor relating thereto and (z) evidence of insurance with respect to such facility in form and substance reasonably satisfactory to the Administrative Agent);

(f) All fees and expenses required to be paid on or before the New Term Loan Funding Date shall have been paid in full in cash.

A Request for Credit Extension submitted by US Borrower shall be deemed to be a representation and warranty to the Administrative Agent and the Lenders that the conditions specified in Section 4.05(a) and Section 4.05(b) have been satisfied on and as of the date of the applicable Credit Extension.”.

(l) Sections 6.01(a), (b) and (c) of the Credit Agreement are hereby amended by replacing each reference therein to “Parent Guarantor” with a reference to “Parent.”

(m) Section 6.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) (A) Use the proceeds of the Term Loans (other than the New Term Loans) (i) to finance in part the Transactions (including fees and expenses incurred in connection with the Transactions), (ii) with respect to Delayed Draw Term Loans, to discharge the obligations of the Parent or its Subsidiaries in connection with exercise of the Sanofi Put and to pay fees and expenses incurred in connection therewith, (iii) with respect to the Additional Term Loans, to finance redemptions and/or purchases (whether in an offer to all holders thereof or in open market transactions) by US Borrower of the Senior Subordinated Notes (provided that any Senior Subordinated Notes purchased with the proceeds of the Additional Term Loans shall be immediately cancelled and not available for reissuance) and (B) use the proceeds of the New Term Loans to finance in part the payment of a one-time dividend in an amount not to exceed $8.50 per share and pay fees and expenses incurred in connection with such dividend and the related financing therefor.”

(n) Section 7.03(b) of the Credit Agreement is hereby amended by adding a new clause (xxi) to read as follows:

“(xxi) Indebtedness constituting the Senior Notes and any Permitted Refinancing thereof.”

(o) Section 7.06 of the Credit Agreement is hereby amended by adding a new clause (h) to read as follows:

“(h) in addition to the foregoing Restricted Payments, the Parent Guarantor, the Borrowers and the Restricted Subsidiaries may make additional Restricted Payments to Holdings in an aggregate amount that does not exceed $8.50 per share.”

(p) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter of the Parent Guarantor (beginning with the fiscal quarter ending March 31, 2010) set forth below to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2010	3.75 to 1.00	3.75 to 1.00	4.75 to 1.00	4.75 to 1.00
2011	4.50 to 1.00	4.50 to 1.00	4.50 to 1.00	4.25 to 1.00
2012	4.25 to 1.00	4.00 to 1.00	4.00 to 1.00	3.50 to 1.00
2013	3.50 to 1.00	3.50 to 1.00	3.00 to 1.00	3.00 to 1.00
2014	3.00 to 1.00	2.75 to 1.00	2.75 to 1.00	2.75 to 1.00
Thereafter	2.75 to 1.00	2.75 to 1.00	2.75 to 1.00	2.75 to 1.00

(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Parent Guarantor (beginning with the fiscal quarter ending March 31, 2010) set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2010	2.00 to 1.00	2.00 to 1.00	2.50 to 1.00	2.50 to 1.00
2011	2.50 to 1.00	2.50 to 1.00	2.50 to 1.00	2.50 to 1.00
2012	2.50 to 1.00	2.50 to 1.00	2.50 to 1.00	3.00 to 1.00
Thereafter	3.00 to 1.00	3.00 to 1.00	3.00 to 1.00	3.00 to 1.00

(q) Section 7.16 of the Credit Agreement is hereby amended by replacing each reference therein to “$100,000,000” with a reference to “$125,000,000”.

(r) Section 9.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 9.12 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the front page or signature pages of this Agreement as a “Syndication Agent,” “Documentation Agent,” “Amendment No. 2 Co-Documentation Agent,” “Amendment No. 2 Co-Syndication Agent,” “joint lead arranger” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.”

(s) The Lenders hereby consent to the transactions described in this Amendment and waive the requirements of any provision of the Credit Agreement (including, without limitation, Section 2.05, 2.12 and 2.13) that might otherwise result in a Default or Event of Default as a result of the transactions contemplated by this Amendment No.2.

(t) The Schedules to the Credit Agreement are hereby amended by adding Schedule 2.01B hereto as a new Schedule 2.01B to the Credit Agreement and by adding Schedule 4.05B as a new Schedule 4.05B to the Credit Agreement.

(u) The Exhibits to the Credit Agreement are hereby amended as follows:

(i) Exhibit A of the Credit Agreement is hereby amended and restated in its entirety by Exhibit A hereto.

(ii) Exhibit C-1 of the Credit Agreement is hereby amended and restated in its entirety by Exhibit C-1 hereto.

(iii) Exhibit E of the Credit Agreement is hereby amended and restated in its entirety by Exhibit E hereto.

(iv) Exhibit R of the Credit Agreement is hereby amended and restated in its entirety by Exhibit R hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (the “Amendment No. 2 Effective Date”):

(a) the Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (v) the Borrowers, (w) a number of Lenders sufficient to constitute the Required Lenders, (x) Term A-1 Lenders committing to provide Term A-1 Loans in an aggregate principal amount not less than $480,000,000, (y) Term B-3 Lenders committing to provide Term B-3 Loans in an aggregate principal amount not less than $770,000,000 and (z) Term B-4 Lenders committing to provide Term B-4 Loans in an aggregate principal amount not less than $250,000,000 and (ii) a Guarantor Consent and Reaffirmation, in the form attached hereto as Annex A, duly executed and delivered by each Guarantor;

(b) the Borrower shall have paid all fees and expenses payable to the Lenders, Administrative Agent and Amendment No. 2 Lead Arrangers on the Amendment No. 2 Effective Date, including as set forth in Section 3 hereof (to the extent invoiced); and

(c) the Administrative Agent and Amendment No. 2 Lead Arrangers shall have received a satisfactory legal opinion of Davis Polk & Wardwell LLP.

Section 3. Fees and Reimbursement of Expenses

(a) The Borrowers agree to pay to the Administrative Agent, for the ratable benefit of each consenting Lender, an irrevocable and non-refundable fee in an amount equal to 0.375% of such Lender’s Commitment (the “Amendment Fee”), which Amendment Fee shall be fully earned on the Amendment No. 2 Effective Date and shall be payable on the New Term Loan Funding Date.

(b) The Borrowers agree to pay in accordance with the terms of Section 10.04 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and Amendment No. 2 Lead Arrangers (including the Attorney Costs of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

Section 4. Reference to and Effect on the Loan Documents

(a) Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b) Except as expressly set forth herein, this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, Parent Guarantor, the Borrowers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c) It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Borrowers hereby agree to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, in each case, as amended by this Amendment. For the avoidance of doubt, each Lender executing this Amendment hereby authorizes the Administrative Agent to take any and all necessary actions to effect the purpose of the foregoing sentence, including, without limitation, amending any of Loan Documents (other than the Credit Agreement) without further action or consent of the Lenders.

(d) This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment.

(e) As of the Amendment No. 2 Effective Date, (a) each financial institution executing this Amendment No. 2 as a “Term A-1 Lender” shall constitute a “Term A-1 Lender” for the purpose of the Credit Agreement as amended hereby and shall have a “Term A-1 Commitment” in the amount set forth opposite such Term A-1 Lender’s name under the heading “Term A-1 Commitment” on Schedule 2.01B, (b) each financial institution executing this Amendment No. 2 as a Term B-3 Lender” shall constitute a “Term B-3 Lender” for the purpose of the Credit Agreement as amended hereby and shall have a Term B-3 Commitment in the amount set forth opposite such Term B-3 Lender’s name under the heading “Term B-3 Commitment” on Schedule 2.01B hereto and (c) each financial institution executing this Amendment No. 2 as a “Term B-4 Lender” shall constitute a “Term B-4 Lender” for the purpose of the Credit Agreement as amended hereby and shall have a Term B-4 Commitment in the amount set forth opposite such Term B-4 Lender’s name under the heading “Term B-4 Commitment” on Schedule 2.01B hereto.

Section 5. Counterparts

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

Section 6. Governing Law

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 8. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 9. Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

Section 10. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Waiver of Jury Trial

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, as Parent Guarantor

By:	/s/ Robert Whiteford
	Name:	Robert Whiteford
	Title:	Vice President, Director of Finance and Assistant Corporate Secretary

WARNER CHILCOTT CORPORATION, as US Borrower

By:	/s/ Izumi Hara
	Name:	Izumi Hara
	Title:	SVP, General Counsel and Corporate Secretary

WARNER CHILCOTT COMPANY, LLC, as PR Borrower

By:	/s/ Max Torres
	Name:	Max Torres
	Title:	Vice President and General Manager, Business Operations, Puerto Rico and Treasurer

/s/ Izumi Hara
By: Izumi Hara
Title: Manager
For
WC Luxco S.à r.l.
Société à responsabilité limitée.
Share capital: USD 20.000
Registered office: 67, rue Ermesinde, L-
1469 Luxembourg
R.C.S. Luxembourg: B 145.883

[Amendment No. 2 to Warner Chilcott Credit Agreement Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Managing Director

By:	/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Associate

[Amendment No. 2 to Warner Chilcott Credit Agreement Signature Page]

[Additional Signature Pages On file with the Administrative Agent]

Annex A

GUARANTOR CONSENT AND REAFFIRMATION

August 20, 2010

Reference is made to Amendment No. 2 attached as Exhibit A hereto (“Amendment No. 2”), dated as of August 20, 2010 to the Credit Agreement dated as of October 30, 2009 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, a company organized under the laws of Bermuda (the “Parent Guarantor”), WC LUXCO S.A R.L., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg (the “Luxco Borrower”), WARNER CHILCOTT CORPORATION, a Delaware corporation (the “US Borrower”), WARNER CHILCOTT COMPANY, LLC, a limited liability company organized under the laws of Puerto Rico (the “PR Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, each a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in Amendment No. 2 and the Credit Agreement, as applicable.

Each Guarantor hereby consents to the execution, delivery and performance of Amendment No. 2 and agrees that each reference to the Credit Agreement in the Loan Documents to which it is a party shall, on and after the Amendment No. 2 Effective Date, be deemed to be a reference to the Credit Agreement as amended by Amendment No. 2.

Each Guarantor hereby acknowledges and agrees that, after giving effect to Amendment No. 2, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by Amendment No. 2, are reaffirmed, and remain in full force and effect.

After giving effect to Amendment No. 2, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by Amendment No. 2, and shall continue to secure the Secured Obligations (after giving effect to Amendment No. 2), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by Amendment No. 2, and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

WARNER CHILCOTT PHARMACEUTICALS B.V.B.A.
WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED
WARNER CHILCOTT CANADA CO.
WARNER CHILCOTT PHARMACEUTICALS UK LIMITED
WARNER CHILCOTT ACQUISITION LIMITED
WARNER CHILCOTT DEUTSCHLAND GMBH
WC PHARMACEUTICALS I LIMITED
WC PHARMACEUTICALS II LIMITED
WARNER CHILCOTT ITALY S.R.L.
GALEN (CHEMICALS) LIMITED
WARNER CHILCOTT INTERMEDIATE (IRELAND) LIMITED
WARNER CHILCOTT NEDERLAND B.V.
CHILCOTT UK LIMITED
MILLBROOK (NI) LIMITED
WARNER CHILCOTT RESEARCH LABORATORIES LIMITED
WARNER CHILCOTT UK LIMITED
WARNER CHILCOTT PUERTO RICO LLC
WARNER CHILCOTT COMPANY, LLC
WARNER CHILCOTT PHARMACEUTICALS S.À R.L.
WARNER CHILCOTT CORPORATION
WARNER CHILCOTT (US), LLC
WARNER CHILCOTT SALES (US), LLC
WARNER CHILCOTT PHARMACEUTICALS INC.
WARNER CHILCOTT FRANCE SAS
WARNER CHILCOTT LEASING EQUIPMENT INC.

By:
Name:
Title:

By:
Title:
For
WC Luxco Holdings S.à r.l.
Société à responsabilité limitée.
Share capital: USD 1,500,000
Registered office: 67, rue Ermesinde, L-1469 Luxembourg
R.C.S. Luxembourg: B 148.285

By:
Title:
For
WC Luxco S.à r.l.
Société à responsabilité limitée.
Share capital: EUR 20.000,00
Registered office: 67, rue Ermesinde, L-1469 Luxembourg
R.C.S. Luxembourg: B 145.883

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 2

[see attached]

Schedule 2.01B

New Term Lender	Term A-1 Commitment	Term B-3 Commitment	Term B-4 Commitment
JPMorgan Chase Bank, N.A.	$74,500,000	$770,000,000	$250,000,000
Bank of America, N.A.	$48,500,000	$0	$0
Goldman Sachs Bank USA	$48,500,000	$0	$0
Royal Bank of Canada	$48,500,000	$0	$0
DnB NOR Bank ASA	$45,000,000	$0	$0
Fifth Third Bank	$30,000,000	$0	$0
ScotiaBanc Inc.	$15,000,000	$0	$0
The Bank of Nova Scotia	$15,000,000
Credit Suisse AG, Cayman Islands Branch	$25,000,000	$0	$0
Morgan Stanley Senior Funding, Inc.	$25,000,000	$0	$0
Citibank N.A.	$25,000,000	$0	$0
Deutsche Bank Trust Company Americas	$25,000,000	$0	$0
UBS Loan Finance LLC	$25,000,000	$0	$0
TD Bank, N.A.	$15,000,000	$0	$0
Tristate Capital Bank	$10,000,000	$0	$0
PNC Bank, National Association	$5,000,000	$0	$0
TOTAL	$480,000,000	$770,000,000	$250,000,000

Schedule 4.05B

Counsel	Jurisdiction
Morris, Nichols, Arsht & Tunnell LLP	Delaware
Vorys, Sater, Seymour and Pease LLP	Ohio
VWEW Advocaten	Belgium
Ogilvy Renault	Canada (Ontario)
Stewart, McKelvey, Stirling & Scales	Canada (Nova Scotia)
Salans LLP	France
Allen & Overy LLP	Germany
Salans LLP	Germany
Cruz & Co.	Gibraltar
Arthur Cox	Ireland
Ughi e Nunziante	Italy
NautaDutilh	Netherlands
A&L Goodbody	Northern Ireland
Garrigues	Spain
Homburger AG	Switzerland
Allen & Overy LLP	United Kingdom

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date: [—]

To:	Credit Suisse, Cayman Islands Branch, as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 30, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein.

The undersigned hereby requests (select one):

A Borrowing of:

☐	Revolving Credit Loans
☐	Term A-1 Loans
☐	Term B[-3][-4] Loans
☐	Term A Loans
☐	Term B[-1][-2] Loans
☐	Additional Term Loans

OR

☐	A conversion or continuation of [Revolving Credit][Term] [A][A-1][B][-1][-2][-3][-4] Loans

1.	On (a Business Day).

2.	In the amount of .

3.	Comprised of .

[Class and Type of Loan requested]

4.	For Eurodollar Rate Loans: with an Interest Period of months.

5.	To the account designated below:

[                                         ]

[After giving effect to any Revolving Credit Borrowing, the aggregate Outstanding Amount of the Revolving Credit Loans of the Borrowers plus the aggregate Outstanding Amount of all L/C Obligations plus the aggregate Outstanding Amount of all Swing Line Loans does not exceed $250,000,000.]1

[Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section [4.01][4.02] of the Credit Agreement have been satisfied.]2

1	Applicable with respect to a Borrowing of Revolving Credit Loans only.
2	Applicable with respect to a Borrowing only.

[NAME OF BORROWER],

By:
Name:
Title:

EXHIBIT C-1

FORM OF [US][PR][Luxco] TERM NOTE

Date: [—]

FOR VALUE RECEIVED, the undersigned (the “[US][PR][Luxco] Borrower”), hereby promises to pay to                                          or its registered assigns (the “Term Lender” or “New Term Lender”, as applicable), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the aggregate unpaid principal amount of each Term [A][A-1][B][-1][-2][-3][-4] Term Lender to the [US][PR][Luxco] Borrower under that certain Credit Agreement, dated as of October 30, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein.

The [US][PR][Luxco] Borrower promises to pay interest on the aggregate unpaid principal amount of each Term [A][A-1][B][-1][-2][-3][-4] made by the [New] Term Lender to the [US][PR][Luxco] Borrower under the Credit Agreement from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the [New] Term Lender in Dollars and in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Term [A][A-1][B][-1][-2][-3][-4] Loans made by the [New] Term Lender shall be evidenced by one or more loan accounts or records maintained by the [New] Term Lender in the ordinary course of business. The [New] Term Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its [New] Term Loans and payments with respect thereto.

The [US][PR][Luxco] Borrower, for itself and its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[NAME OF BORROWER],

By:
Name:
Title:

TERM LOANS, NEW TERM LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Term Loan or New Term Loan Made	Amount of Term Loan or New Term Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of October 30, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, Cayman Islands Branch, as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule I hereto (the “Assignor”) and the Assignee identified on Schedule I hereto (the “Assignee”) agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their Affiliates or any other obligor or the performance or observance by the Borrowers, any of their Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

3. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Assignment and Assumption and (ii) is not an Affiliated Lender; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including its obligations pursuant to Section 10.15 of the Credit Agreement.

4. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule I hereto (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

7. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

[Consented to] and Accepted for Recordation in the Register:		Required Consents (if any):

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent		WC LUXCO S.A R.L.

By:		By:
	Name:	Name:
	Title:	Title:

WARNER CHILCOTT CORPORATION

By:		By:
	Name:	Name
	Title:	Title:
[L/C Issuer
WARNER CHILCOTT COMPANY, LLC

By:		By:
	Name:	Name:
	Title:][3]	Title:

By:
Name:
Title:
[Swing Line Lender		[Acknowledged by: WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED
By:
	Name: Title:][4]	By:
Name:
By:		Title:][5]
Name:
Title:

3	Applicable with respect to Letters of Credit only.
4	Applicable with respect to Swing Line Loans only.
5	Required if Assignor is an Affiliated Lender

Schedule I

Assignment and Assumption with respect to

the Credit Agreement, dated as of October 30, 2009

among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of

Bermuda, WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée)

organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation,

Warner Chilcott Company, LLC, a corporation organized under the laws of Puerto Rico,

each lender from time to time party thereto and Credit Suisse, as Administrative Agent, Swing

Line Lender and L/C issuer and the other Agents named therein

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned

Term A Loan Facility	$	.	%

Term B-1 Loan Facility[6]	$	.	%

Term B-2 Loan Facility[7]	$	.	%

Term A-1 Loan Facility	$	.	%

Term B-3 Loan Facility[8]	$	.	%

Term B-4 Loan Facility[9]	$	.	%

Revolving Credit Facility	$	.	%

Additional Term Loan Facility[10]	$	.	%

6	Term B-1 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-2 Loans.
7	Term B-2 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans.
8	Term B-3 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-4 Loans.
9	Term B-4 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-3 Loans.
10	Following the Additional Term Loan Funding Date, Additional Term Loans shall not be as assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, and Term B-2 Loans, if any.

☐	The Assignee hereby unconditionally and irrevocably (but not so as to bind any assignee or transferee from us of all or part of its participation in the Assignment) waives all its rights (i) to share in any Lien over German real estate or any interest in German real estate (or the proceeds of any such Lien) created or evidenced by any Collateral Document; and (ii) to receive any payment pursuant to Section 3.01 of the Credit Agreement to the extent that such payment has been (directly or indirectly) funded from the enforcement of, or represents the proceeds of enforcement of, any Lien over German real estate or any interest in German real estate created or evidenced by any Collateral Document. For the purposes of this waiver German real estate means German-situs real estate (inländischen Grundbesitz) or rights subject to the civil law provisions applicable to real estate (inländische Rechte, die den Vorschriften des bürgerlichen Rechts über Grundstücke unterliegen) and includes land and hereditary building rights in Germany.

☐	Check if Assignor is an Affiliated Lender

[Name of Assignee]		[Name of Assignor]

By:		By:
	Title:		Title:

EXHIBIT R

FORM OF

AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of October 30, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of Bermuda, WC Luxco S.A R.L., a société à responsabilité limitée organized under the laws of Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC, a limited liability company organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse (“CS”), as Administrative Agent, Swing Line Lender and L/C Issuer and the other Agents named therein. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule I hereto (the “Assignor”) and the Assignee identified on Schedule I hereto (the “Assignee”) agree as follows:

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule I hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their Affiliates or any other obligor or the performance or observance by the Borrowers, any of their Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

3. The Assignee represents and warrants that (a) it is legally authorized to enter into this Assignment and Assumption, (b) it is an Affiliated Lender pursuant to Section 10.07(j) of the Credit Agreement; (c) as of the date hereof, neither such Assignee nor the Equity Sponsor to which the Assignee is an Affiliate, has any material non-public information (“MNPI”) with respect to any Borrower Party, the Parent Guarantor or its Restricted Subsidiaries

or securities that both (A) has not been disclosed to the Assignor (other than because such Assignor does not wish to receive MNPI with respect to any Borrower Party, the Parent Guarantor or its Restricted Subsidiaries or securities) prior to such time or (B) could reasonably be expected to have a material effect upon, or otherwise be material to Assignor’s decision to assign Term Loans to the Assignee; and (d) after giving affect to its purchase and assumption of the Assigned Interest, the aggregate principal amount of all Loans held by Affiliated Lenders will not exceed 20% of the aggregate principal amount of all Loans and Commitments outstanding under the Credit Agreement.

4. The Assignee confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including its obligations pursuant to Sections 10.07(j) or 10.15 of the Credit Agreement.

5. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule I hereto (the “Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

7. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

Acknowledged by and Accepted for Recordation in the Register:		Acknowledged by:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent		WC LUXCO S.A R.L.

By:		By:
	Name:	Name:
	Title:	Title:

By:		WARNER CHILCOTT CORPORATION
	Name: Title:	By:
Name:
Title:

WARNER CHILCOTT COMPANY, LLC

By:
Name:
Title:

Schedule I

Affiliated Lender Assignment and Assumption with respect to

the Credit Agreement, dated as of October 30, 2009

among Warner Chilcott Holdings Company III, Limited, a company organized under the laws of

Bermuda, WC Luxco S.A R.L., a société à responsabilité limitée organized under the laws of

Luxembourg, Warner Chilcott Corporation, a Delaware corporation, Warner Chilcott Company, LLC,

a corporation organized under the laws of Puerto Rico, each lender from time to time party thereto and Credit Suisse, as Administrative Agent, Swing Line Lender and L/C issuer and the other Agents named therein

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned

Term A Loan Facility	$	.	%

Term B-1 Loan Facility[11]	$	.	%

Term B-2 Loan Facility[12]	$	.	%

Term A-1 Loan Facility	$	.	%

Term B-3 Loan Facility[13]	$	.	%

Term B-4 Loan Facility[14]	$	.	%

Additional Term Loan Facility[15]	$	.	%

11	Term B-1 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-2 Loans.
12	Term B-2 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans.
13	Term B-3 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-4 Loans.
14	Term B-4 Loans shall not be assigned without also assigning a ratable interest in the Assignor’s Term B-3 Loans.
15	Following the Additional Term Loan Funding Date, Additional Term Loans shall not be as assigned without also assigning a ratable interest in the Assignor’s Term B-1 Loans, if any, and Term B-2 Loans, if any.

☐	The Assignee hereby unconditionally and irrevocably (but not so as to bind any assignee or transferee from us of all or part of its participation in the Assignment) waives all its rights (i) to share in any Lien over German real estate or any interest in German real estate (or the proceeds of any such Lien) created or evidenced by any Collateral Document; and (ii) to receive any payment pursuant to Section 3.01 of the Credit Agreement to the extent that such payment has been (directly or indirectly) funded from the enforcement of, or represents the proceeds of enforcement of, any Lien over German real estate or any interest in German real estate created or evidenced by any Collateral Document. For the purposes of this waiver German real estate means German-situs real estate (inländischen Grundbesitz) or rights subject to the civil law provisions applicable to real estate (inländische Rechte, die den Vorschriften des bürgerlichen Rechts über Grundstücke unterliegen) and includes land and hereditary building rights in Germany.

[Name of Assignee]		[Name of Assignor]

By:		By:
	Title:		Title: